UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
January 5, 2018

Gardner Denver Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 East Erie Street
Suite 500
Milwaukee, Wisconsin 53202
(414) 212-4700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2018, Gardner Denver Holdings, Inc. (the “Company”) announced that the Company and Patrick W. Bennett have mutually agreed that Mr. Bennett will step down from his position as President of the Company’s Medical Group, effective January 8, 2018. The Company expects that Mr. Bennett will remain as an employee of the Company through March 31, 2018 (or such earlier date as to which the parties mutually agree) to assist with the transition of his role.

In connection with Mr. Bennett’s departure, the Company and Mr. Bennett agreed that following the termination of Mr. Bennett’s employment with the Company, his unvested stock options, which include 58,389 stock options subject to time-based vesting criteria and 58,389 stock options subject to time- and performance-based vesting conditions, will remain outstanding and eligible to vest as if he had continued to provide services to the Company through each applicable vesting date. In addition, the Company and Mr. Bennett agreed to extend the expiration date of Mr. Bennett’s vested stock options to the date that is 9 months after the earlier of the (1) fifth anniversary of July 30, 2013 (which is the effective date of the Management Stockholder’s Agreement (the “MSA”) between the Company and Mr. Bennett dated July 30, 2013), or (2) a Change of Control occurs (as defined in the MSA).

Item 7.01	Regulation FD Disclosure.

On January 8, 2018, the Company issued a press release announcing the transition of Mr. Bennett, the appointment of Amod Kher as Vice President and General Manager of the Company’s Medical Group and the appointment of Robert Thikoll as a Senior Vice President of the Company. A copy of this press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Gardner Denver Holdings, Inc. dated January 8, 2018.

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Gardner Denver Holdings, Inc. dated January 8, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Gardner Denver Holdings, Inc.

Date: January 8, 2018	By:	/s/ Andrew Schiesl
	Name:	Andrew Schiesl
	Title:	Vice President, General Counsel, Chief Compliance Officer and Secretary